EXHIBIT 10.3
                                                                    ------------

                          SECURITIES PURCHASE AGREEMENT

                               PALWEB CORPORATION
                                  1613 E. 15th
                              Tulsa, Oklahoma 74120

                               ____________, 2004


TO:         _______________________
            _______________________
            _______________________


         The undersigned, PalWeb Corporation, an Oklahoma corporation (the "Company"), hereby agrees with you as follows, effective as of the date above written:

1.       Authorization and Sale of the Securities.

         1.1 Authorization. The Company represents that it has authorized the issuance to you pursuant to the terms and conditions hereof of:

                  (a) _____________shares of its common stock, par value $0.0001 per share ("Common Stock"); and

                  (b) a warrant (the "Warrant") to purchase ____________ shares of the Company's Common Stock ("Warrant Shares") in accordance with the terms set forth in the form of the Common Share Warrant Certificate attached hereto as Exhibit A.

The shares of Common Stock and Warrant to be purchased pursuant to the terms of this Agreement are collectively referred to herein as the "Securities."

         1.2 Sale. Subject to the terms and conditions hereof, on the Purchase Date (defined below), the Company shall issue and sell to you and you shall purchase from the Company, the Securities for an aggregate purchase price of $_____________ (the "Purchase Price").

2.       Payment of Purchase Price; Delivery.

         Upon the execution of this Agreement, you shall deliver to the Company wire funds or a check payable to the Company in the amount of the Purchase Price. Upon receipt of the Purchase Price from you (the "Purchase Date"), the Company shall promptly issue and deliver to you the Securities.
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3.       Representations and Warranties of the Company.

         The Company hereby represents and warrants to you as follows:

         3.1 Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Oklahoma and is in good standing under such laws. The Company is qualified, licensed or domesticated as a foreign corporation in all jurisdictions where the nature of its business conducted or the character of its properties owned or leased makes such qualification, licensing or domestication necessary at this time except in those jurisdictions where the failure to be so qualified or licensed and in good standing does not and will not have a materially adverse effect on the Company, the conduct of its business or the ownership or operation of its properties. The Company has furnished you with copies of its Certificate of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

         3.2 Corporate Power. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company has now, and will have at the Purchase Date, all requisite legal and corporate power to enter into this Agreement, to sell the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.

         3.3 Subsidiaries. The Company has two wholly owned subsidiaries:
Plastic Pallet Production, Inc., a Texas corporation ("PPP"), and Greystone Manufacturing, LLC, an Oklahoma limited liability company ("Greystone"). Other than the shares of PPP and the membership interests of Greystone, the Company does not own, directly or indirectly, shares of stock or other interests in any other corporation, association, joint venture or business organization.

         3.4 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of common stock and 20,750,000 shares of preferred stock, par value $0.0001 per share. There are issued and outstanding approximately 12,790,451 shares of common stock and 50,000 shares of Series 2003 Cumulative Convertible Senior Preferred Stock (the "2003 Preferred Stock"). The issued and outstanding shares of common stock and 2003 Preferred Stock are fully paid and nonassessable. Except as disclosed in the Disclosure Materials (as defined in Section 4.1 below), there are no outstanding options, warrants or other rights, including preemptive rights, entitling the holder thereof to purchase or acquire shares of common stock or 2003 Preferred Stock of the Company.

         3.5 Authorization.

                  (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Securities pursuant hereto and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Purchase Date. This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

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                  (b) The Securities, when issued in compliance with the
         provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that such Securities and the Warrant Shares will be subject to restrictions on transfer under state and/or federal securities laws, and as may be required by future changes in such laws.

                  (c) No shareholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Securities or of any other capital stock of the Company.

         3.6 Compliance with Instruments. The Company is not in violation of any terms of its Certificate of Incorporation or Bylaws, or, to the knowledge of the Company, any judgment, decree or order applicable to it. The execution, delivery and performance by the Company of this Agreement, and the issuance and sale of the Securities pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which the Company is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to the knowledge of the Company, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company.

         3.7 Litigation, etc. Except as described in the Disclosure Materials, there are no actions, proceedings or, to the knowledge of the Company, investigations pending which might result in any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or in any impairment of the right or ability of the Company to carry on its business as proposed to be conducted, or in any material liability on the part of the Company, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

         3.8 Governmental Consent, etc. Except as may be required in connection with any filings required under the federal securities laws and/or the securities laws of any state due to the offer and sale of the Securities pursuant to this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby.

         3.9 Securities Registration and Filings. The outstanding shares of the Company's Common Stock are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has filed all reports required by Section 13 or 15(d) of the Exchange Act since June 10, 1999. All of such reports were, at the time they were filed, complete and accurate in all material respects and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

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4.       Representations and Warranties of Purchaser and Restrictions on
Transfer Imposed by the Securities Act.

         4.1 Representations and Warranties by Purchaser. You represent and warrant to the Company as follows:

                  (a) The Company has provided to you: a copy of the Company's Annual Report on Form 10-KSB for year ended May 31, 2003; copies of the Company's Quarterly Reports on Form 10-QSB for the periods ended August 31, 2003, November 30, 2003 and February 29, 2004; copies of the Company's Current Reports on Form 8-K or Form 8-K/A, as the case may be, filed by the Company on September 23, 2003, January 12, 2004, January 20, 2004, January 27, 2004, February 18, 2004, March 24, 2004
         and July 19, 2004; and, a supplement describing certain aspects of this offering. The said materials are referred to herein collectively as the "Disclosure Materials."

                  (b) You are experienced in evaluating and investing in companies such as the Company. Further, you understand that the Securities purchased hereby are of a highly speculative nature and could result in the loss of your entire investment.

                  (c) You have been furnished by the Company with all information requested concerning the proposed operations, affairs and current financial condition of the Company. Such information and access have been available to the extent you consider necessary and advisable in making an intelligent investment decision. In addition, you have received and reviewed copies of the Disclosure Materials and have had the opportunity to discuss the Company's business, management and financial affairs with its Chief Executive Officer. You understand that such discussions, as well as the Disclosure Materials and any other written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

                  (d) The Securities to be acquired by you will be acquired, solely for your account, for investment purposes only and not with a view to the resale or distribution thereof, are not being purchased for subdivision or fractionalization thereof, and you have no contract, undertaking, agreement or arrangement with any person to sell or transfer such Securities to any person and do not intend to enter into such contract or arrangement.

                  (e) You understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor are they registered or qualified under the blue sky or securities laws of any state, by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Sections 3(b) or 4(2) of the Securities Act and available exemptions from the registration requirements of any applicable state securities laws. You further understand that the Securities must be held by you indefinitely and you must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

                  (f) You have the full right, power and authority to enter into and perform this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon you

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         except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

                  (g) You are able to bear the full economic risk of your investment in the Securities, including the risk of a total loss of your investment in connection therewith. You are an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the "SEC").

                  (h) You were not offered the Securities by means of general solicitations, publicly disseminated advertisements or sales literature.

         4.2 Legends. Each instrument representing the Securities and the Warrant Shares shall be endorsed with the legend set forth below:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE COMPANY SHALL HAVE BEEN FURNISHED AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER ANY OF SUCH ACTS.

In addition, each instrument representing the Securities and the Warrant Shares shall be endorsed with any other legend required by any state securities laws. The Company need not register a transfer of legended Securities and the Warrant Shares, and may also instruct its transfer agent not to register the transfer of the Securities and the Warrant Shares, unless one of the conditions specified in each of the foregoing legends is satisfied.

5.       Indemnification by Purchaser.

         You acknowledge and understand that the Company has agreed to offer and sell the Securities to you based upon the representations and warranties made by you in this Agreement, and you hereby agree to indemnify the Company and to hold the Company and its incorporators, officers, directors and professional advisors harmless against all liability, costs or expenses (including attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such representations and warranties by you, or arising as a result of the sale or distribution of any Securities by you in violation of the Securities Act or other applicable law.

6.       Registration Rights.

         6.1 Filing of Registration Statement. The Company shall use commercially reasonable

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efforts to cause a registration statement relating to, among other things, the
Common Stock sold to you pursuant to this Agreement and the Warrant Shares to be filed and to be declared effective on or before December 31, 2004 (the "Registration Statement") and, thereafter, the Company shall use commercially reasonable efforts to cause the Registration Statement to remain effective until June 30, 2005. The Registration Statement shall be prepared in accordance with the requirements of Form SB-2 under the Securities Act or any equivalent thereof. The Company shall pay for the cost of the Registration Statement (excluding underwriter discounts and commissions, if any, and the fees and expenses of your counsel).

         6.2 Blue Sky Qualification. The Company shall use commercially reasonable efforts to qualify the Common Stock sold to you pursuant to this Agreement and the Warrant Shares under the securities or "Blue Sky" laws of such states of the United States of America as you may reasonably request.

         6.3 Obligations of Company Relating to the Registration Statement.

                        (a) Following the filing of the Registration Statement
            by the Company, the Company agrees to notify you as soon as practicable after it becomes aware that Registration Statement has become effective or any supplement to any prospectus forming part of the Registration Statement has been filed.

                        (b) As soon as practicable after the effective date of
            the Registration Statement, the Company shall furnish you with such numbers of copies of the Registration Statement and the related prospectus as you may from time to time reasonably request.

                        (c) If, during the period when the Registration
            Statement is effective, any event occurs as a result of which the prospectus included in the Registration Statement would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, not misleading, or it shall be necessary to amend or supplement such prospectus to comply with applicable law, the Company will notify you thereof and upon your request: (i) prepare and file under the Securities Act such amendments and supplements as may be necessary to keep available a prospectus covering such registered stock meeting the requirements of the Securities Act; and (ii) furnish to you such numbers of copies of the Registration Statement and prospectus, as amended or supplemented, as may reasonably be requested from time to time.

                        (d) The Company agrees to notify you promptly of any
            request by the SEC for the amendment or supplementation of the Registration Statement or prospectus, or for additional information.

                        (e) The Company shall use commercially reasonable
            efforts to prepare and file with the SEC promptly upon your request any amendment of, or supplement to, the Registration Statement or prospectus relating to information respecting you that, in the opinion of your counsel, may be necessary or advisable in connection with the distribution of the Common Stock owned by you and covered by the Registration Statement.

                        (f) In the event that the Company receives notice or
            obtains knowledge of the issuance of a stop order by the SEC suspending the effectiveness of the Registration

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            Statement or of the initiation or threat of any proceeding for that purpose, the Company shall promptly advise you of such circumstances and shall use commercially reasonable efforts to prevent the issuance of any stop order and to obtain the withdrawal of any stop order in the event that one is issued.

         6.5 Obligations of Purchaser Relating to the Registration Statement.

                        (a) You shall furnish to the Company such information as
            may be reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, any prospectus contained in the Registration Statement and any amendment thereof or supplement thereto.

                        (b) You will cooperate with the Company as reasonably
            requested by the Company in connection with causing the Registration Statement to become and remain effective as contemplated in this Agreement.

                        (c) You agree that at any time and from time to time the
            Company may suspend your use of any prospectus contained in the Registration Statement for a period not to exceed 30 calendar days by providing written notice to you provided an event has occurred and is continuing as a result of which the Registration Statement would, in the Company's judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         6.6 Indemnification Relating to the Registration Statement.

                        (a) The Company agrees that it will: (i) indemnify and
            hold harmless you in connection with any losses, claims, damages, expenses or liabilities to which you become subject, whether under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) are caused by (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, any amendment thereof or supplement thereto or any documents incorporated by reference into any of the foregoing; or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such loss, claim, damage, expense, liability or action arising under clause (i) of this
            Section 6.6(a); provided, however, the Company will not be liable under clauses (i) or (ii) of this Section 6.6(a) to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission, or alleged omission, made in reliance upon, and in conformity with, written information furnished by you specifically for use in the preparation of the Registration Statement or prospectus contained therein or amendment thereof or supplement thereto, or is attributable your failure to carry out your obligations under this Agreement.

                        (b) You agree that you will: (i) indemnify and hold
            harmless the Company, each of its directors and officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities (or actions in respect thereof) caused by (A) any

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            untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained in the Registration Statement, or any amendment thereof or supplement thereto; or (B) any omission or alleged omission to state a material fact required to be stated therein, or necessary to make the statement contained therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission, or alleged omission, was so made in reliance upon, and in conformity with, written information furnished by you specifically for use in the preparation of the Registration Statement or prospectus contained therein or amendment thereof or supplement thereto, or is attributable your failure to carry out your obligations under this Agreement; and (ii) reimburse any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, expense, liability or action.

                        (c) Any party seeking to be indemnified under the
            provisions of this Section 6.6 shall give the indemnifying party prompt written notice of any loss, claim, damage, expense, liability or action subject to this Section 6.6 and shall, to the extent the indemnified party is not adversely affected, cooperate fully with the indemnifying party in defense and settlement of said loss, claim, damage, expense, liability or action. The indemnifying party shall not have the right to settle any such loss, claim, damage, expense, liability or action without the written consent of the indemnified party, which consent shall not be unreasonably withheld. In the event of the assumption of the defense by an indemnifying party, such indemnifying party shall not be liable for any further legal or other expenses subsequently incurred by the indemnified party in connection with such defense unless otherwise provided herein; provided, however, the indemnified party shall have the right to participate in such defense, at its own cost. If an indemnifying party refuses or fails at any time to defend an indemnified party against any loss, claim, damage, expense, liability or action pursuant to this Section 6.6, the indemnified party shall have the right to undertake the defense and to compromise or settle such loss, claim, damage, expense, liability or action on behalf of, for the account of and at the risk of such indemnifying party.

7.       Miscellaneous.

         7.1 Successors and Assigns. All the provisions of this Agreement by or for the benefit of the parties shall bind and inure to the benefit of respective successors and permitted assigns of each party.

         7.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to you, at your address set forth on the first page hereof, or at such other address as you shall have furnished to the Company in writing, or (b) if to the Company, at its address set forth on the first page hereof, or at such other address as the Company shall have furnished to you in writing in accordance with this Section 7.2.

         7.3 Waivers; Amendments. Any provision of this Agreement may be amended or modified with (but only with) the written consent of the Company and you. Any amendment, modification or waiver effected in compliance with this Section 7.3 shall be binding upon the Company and you. No failure or delay of the Company or you in exercising any power or

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

right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. The rights and remedies of the Company and you hereunder are cumulative and not exclusive of any rights or remedies which each would otherwise have.

         7.4 Separability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         7.5 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the state of Oklahoma without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

         7.6 Section Headings. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of this Agreement.

         7.7 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

         7.8 Finder's Fees. Each of the Company and you (i) represent and warrant to the other that no finder or broker has been retained by it or you in connection with the transactions contemplated by this Agreement and (ii) each hereby agrees to indemnify and to hold the other, and its respective officers, directors and controlling persons, harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

         7.9 Other Documents. The parties to this Agreement shall in good faith execute such other and further instruments, assignments or documents as may be necessary or advisable to carry out the transactions contemplated by this Agreement.

         7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and which shall become effective when there exist copies signed by the Company and by you.

                            [Signatures on Next Page]


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives effective as of the date set forth on the first page hereof.

                                 PALWEB CORPORATION



                                 By:
                                    --------------------------------------------
                                       Warren F. Kruger, Chief Executive Officer



         Accepted and agreed to this ______ day of ____________, 2004.







                                    --------------------------------------------


























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

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACT, OR
(II) THE COMPANY SHALL HAVE BEEN FURNISHED AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER ANY OF SUCH ACTS.

No. _____                                                     ____________, 2004


                               PALWEB CORPORATION

                        COMMON SHARE WARRANT CERTIFICATE

                   Warrant to Purchase _________ Common Shares

                            Expiring __________, 2009


         THIS CERTIFIES THAT ____________ (the "Warrant Holder"), in consideration for entering into that certain Securities Purchase Agreement dated as of ___________, 2004 ("Purchase Agreement"), by and between the Warrant Holder and PalWeb Corporation, an Oklahoma corporation (the "Company"), at any time following the date hereof, on any Business Day on or prior to 5:00 p.m., Pacific Time, on the Expiration Date, is entitled to subscribe for and purchase from the Company, up to ____________ Common Shares (as defined in Section 1 below) at a price per Common Share equal to the Exercise Price (as defined in
Section 1 below); provided, however, that the number of Common Shares issuable upon any exercise of this Warrant (as defined in Section 1 below) shall be adjusted and readjusted from time to time in accordance with Section 4 below.

1.       Certain Definitions.

         The following terms, as used herein, have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Commission" means the Securities and Exchange Commission.

         "Common Share(s)" means the Company's currently authorized class of Common Stock, par value $0.0001.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

         "Exercise Price" means $0.6625 with respect to up to __________ Warrant Shares, $0.795 with respect to up to ___________ Warrant Shares and $0.9275 with respect to up to ___________ Warrant Shares.

         "Early Expiration Date" has the meaning specified in Section 2.3 hereof.

         "Expiration Date" means the earlier to occur of (i) _____________, 2009, or (ii) an Early Expiration Date.

         "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

         "Warrant" means the rights granted to the Warrant Holder pursuant to this Warrant Certificate.

         "Warrant Certificate" means this Common Share Warrant Certificate.

         "Warrant Share(s)" means the ___________ Common Shares issued or issuable upon exercise of this Warrant, as adjusted from time to time pursuant to Section 4.

2.       Vesting, Exercise and Early Expiration.

         2.1 Vesting. The Warrant and the Warrant Shares shall immediately vest upon the execution of this Warrant Certificate.

         2.2 Exercise of Warrant.

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

                  (a) The Warrant Holder may exercise this Warrant by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of Annex A attached hereto, at the election of the Warrant Holder, in which the Warrant Holder shall receive from the Company the number of Warrant Shares as to which this Warrant is being exercised and shall pay to the Company the Exercise Price for each such Warrant Share by check payable to the order of the Company in an amount equal to the product of: (a) the Exercise Price times (b) the number of Warrant Shares as to which the Warrant is being exercised.

                  (b) As soon as practicable, but not later than five (5) Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall execute and deliver or cause to be executed and delivered, in accordance with such Notice of Exercise, a certificate or certificates representing the number of Common Shares specified in such Notice of Exercise, issued in the name of the Warrant Holder. This Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and such Warrant Holder shall be deemed for all purposes to have become a holder of record of Common Shares, as of the date that such Notice of Exercise and payment shall have been received by the Company.

                  (c) The Warrant Holder shall surrender this Warrant Certificate to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, a new Warrant Certificate for the unexercised portion of this Warrant Certificate, but in all other respects identical to this Warrant Certificate.

                  (d) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of certificates for the Warrant Shares and a new Warrant Certificate, if any, except that if the certificates for the Warrant Shares or the new Warrant Certificate, if any, are to be registered in a name or names other than the name of the Warrant Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Warrant Holder at the time of its delivery of the Notice of Exercise or promptly upon receipt of a written request by the Company for payment.

                  (e) No fractional Common Shares will be issued in connection with any exercise of the Warrant, and any fractional Common Share (resulting from any adjustment pursuant to Section 4 or otherwise) in the aggregate number of Common Shares being purchased upon any exercise of the Warrant shall be eliminated.

         2.3 Early Expiration.

                  (a) In the event that the closing bid price of the Company's Common

         Shares, as reported by the Nasdaq Stock Market, Inc., exceeds the Exercise Price for any Warrant Shares to which the Warrant Holder is entitled to receive upon exercising any portion of this Warrant for any period of 30 consecutive trading days, the Warrant shall expire with respect to such Warrant Shares on the 180th day thereafter (each, an "Early Expiration Date"); provided, however, that the Company must give prior written notice to the Warrant Holder not less than 30 days prior to any Early Expiration Date for such Early Expiration Date to be applicable to the Warrant Holder; and, provided further, that the Warrant Holder shall remain entitled to exercise this Warrant with respect to such Warrant Shares at any time up to and including the Business Day immediately preceding the applicable Early Expiration Date.

                  (b) In the event that the Warrant Holder fails to exercise any portion of the Warrant subject to expiration in accordance with Section 2.3(a) above prior to any Early Expiration Date, all rights of the Warrant Holder under this Warrant Certificate with respect to such Warrant Shares shall cease and this Warrant shall no longer be deemed to be outstanding with respect to such Warrant Shares.

3.       Validity of Warrant and Issuance of Common Shares.

         The Company represents and warrants that this Warrant has been duly authorized and is validly issued. The Company further represents and warrants that on the date hereof it has duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of Common Shares as will be sufficient to permit the exercise in full of the Warrant, and that all such Common Shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and nonassessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

4.       Adjustment Provisions.

         The number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

         4.1 Common Share Reorganization. If the Company shall subdivide its outstanding Common Shares into a greater number of shares, by way of share split, share dividend or otherwise, or consolidate its outstanding Common Shares into a smaller number of shares (any such event being herein called a "Common Share Reorganization"), then (a) the definition of Exercise Price shall be adjusted, effective immediately after the effective date of such Common Share Reorganization, so that each amount contained in the definition of the Exercise Price is equal to such amount multiplied by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding after giving effect to such Common Shares Reorganization, and (b) the number of Common Shares subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Common Shares subject to purchase immediately before such Common Share Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately before giving effect to such Common Share Reorganization.

         4.2 Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing corporation and that does not result in any reclassification of, or change (other than a Common Share Reorganization) in, outstanding Common Shares, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Warrant Holder shall no longer have the right to purchase Common Shares, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of Common Shares and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization, if the Warrant had been exercised immediately prior to the effective date of such Capital Reorganization.

         4.3 Adjustment Rules.

                  (a) Any adjustments pursuant to this Section 4 shall be made successively whenever any event referred to herein shall occur, except that, notwithstanding any other provision of this Section 4, no adjustment shall be made to the number of Warrant Shares to be delivered to the Warrant Holder (or to the Exercise Price) if such adjustment represents less than one-percent (1%) of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one-percent (1%) or more of the number of Warrant Shares to be so delivered.

                  (b) If the Company shall take a record of the holders of its Common Shares for any purpose referred to in this Section 4, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Section 4 in respect of such action.

                  (c) As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Common Shares which the Warrant Holder is entitled to receive upon exercise of this Warrant.

5.       Transfer of Warrant.

         5.1 No Transfer Without the Consent of the Company. This Warrant is personal to the Warrant Holder and this Warrant Certificate and the rights of the Warrant Holder hereunder may not be sold, assigned, transferred or conveyed, in whole or in part, except with the prior written consent of the Company.

         5.2 Permitted Transfers. Upon transfer of the Warrant permitted under
Section 5.1 above, the Warrant Holder must deliver to the Company a duly executed Warrant Assignment in the form of Annex B, attached hereto, with funds sufficient to pay any transfer tax imposed in connection with such assignment. Upon surrender of this Warrant to the Company, the Company shall execute and deliver a new Warrant in the form of this Warrant, with appropriate changes to reflect such assignment, in the name or names of the assignee or assignees specified in the fully executed Warrant Assignment or other instrument of assignment and, if the Warrant Holder's entire interest is not being transferred or assigned, in the name of the Warrant Holder, and this Warrant shall promptly be canceled. In connection with any transfer or exchange of this Warrant permitted hereunder, the transferring Warrant Holder shall pay all costs and expenses relating thereto, including, without limitation, all transfer taxes, if any, and all reasonable expenses incurred by the Company (including legal fees and expenses). Any new Warrant issued shall be dated the date hereof. The terms "Warrant" and "Warrant Holder" as used herein include all Warrants into which this Warrant (or any successor Warrant) may be exchanged or issued in connection with the permitted transfer or assignment of this Warrant, any successor Warrant and the holders of those Warrants, respectively.

6.       Lost Mutilated or Missing Warrant Certificates.

         Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver a new Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The recipient of any such Warrant Certificate shall reimburse the Company for all reasonable expenses incidental to the replacement of such lost, mutilated or missing Warrant Certificate.

7.       Miscellaneous.

         7.1 Successors and Assigns. All the provisions of this Warrant Certificate by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and permitted assigns.

         7.2 Notices. All notices, requests, demands and other communications hereunder shall be given in accordance with the terms of the Purchase Agreement.

         7.3 Waivers; Amendments. Any provision of this Warrant Certificate may be amended or modified with (but only with) the written consent of the Company and the Warrant Holder. Any amendment, modification or waiver effected in compliance with this Section 7.3 shall be binding upon the Company and the Warrant Holder. No failure or delay of the Company or the Warrant Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. The rights and remedies of the Company and the Warrant Holder hereunder are cumulative and not exclusive of any rights or remedies which each would otherwise have.

         7.4 No Rights a Shareholder. The Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any rights as a holder of shares of the Company.

         7.5 Separability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         7.6 Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the state of Oklahoma without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

         7.7 Section Headings. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any Provisions of the Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and attested by its Chief Executive Officer, all as of the day and year first above written.

                                    PALWEB CORPORATION



                                    By:
                                       -----------------------------------------
                                       Warren F. Kruger, Chief Executive Officer

                                     ANNEX A
                                     -------


                           Form of Notice of Exercise

                                Date: __________

To:  PalWeb Corporation

            Reference is made to the Common Share Purchase Warrant dated ____________ issued to the undersigned by PalWeb Corporation. Terms defined therein are used herein as therein defined.

            The undersigned, pursuant to the provisions set forth in the Warrant Certificate, hereby irrevocably elects and agrees to purchase the number of Common Shares at the Exercise Price(s) set forth below, and makes payment herewith by check payable to the order of the Company in an amount equal to $____________ .


         Number of Warrant Shares             Applicable Exercise Price

         ----------------------               -------------------------

         ----------------------               -------------------------

         ----------------------               -------------------------

If said number of shares is less than all of the shares purchasable hereunder, the undersigned hereby requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be issued to me.

The undersigned hereby represents that it is exercising the Warrant for its own account for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.


                                     By:
                                        ----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     ANNEX B
                                     -------

                           Form of Warrant Assignment

         Reference is made to the Common Share Purchase Warrant dated __________, issued to the undersigned by PalWeb Corporation. Terms defined therein are used herein as therein defined.

         FOR VALUE RECEIVED __________________ (the "Assignor") hereby sells, assigns and transfers all of the rights of the Assignor as set forth in the Warrant Certificate with respect to the number of Warrant Shares covered thereby as set forth below, to the Assignee(s) as set forth below:

Name(s) of                      Number of Applicable          Exercise
Assignee(s)     Address(es)     Warrant Shares          Price of Warrant Share

----------      ----------      ------------------       -------------------

----------      ----------      ------------------       -------------------

         All notices to be given by the Company to the Assignor as Warrant Holder shall be sent to the Assignee(s) at the above listed address(es), and, if the number of Warrant Shares being hereby assigned is less than all of the Warrant Shares covered by the Warrant Certificate held by the Assignor, then also to the Assignor.

         In accordance with Section 5 of the Warrant Certificate, the Assignor requests that the Company execute and deliver a new Warrant Certificate or Warrant Certificates in the name or names of the Assignee or Assignees, as is appropriate, or, if the number of Warrant Shares being hereby assigned is less than all of the Warrant Shares covered by the Warrant held by the Assignor, new Warrant Certificates in the name or names of the Assignee or the Assignees, as is appropriate, and in the name of the Assignor.

         The undersigned represents that the Assignee has represented to the Assignor that the Assignee or each Assignee, as is appropriate, is acquiring the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to sell or distribute, and that the Assignee or each Assignee, as is appropriate, will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

Dated:__________

                                     By:
                                        ----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------


                                      B-1